Exhibit 99.1

Joint Filer Information

Name of Joint Filer:	Snow Phipps Group, L.P.

Address of Joint Filer:	545 Madison Avenue, 10th Floor
New York, NY 10022

Relationship of Joint Filer to Issuer:	Director

Issuer Name and Ticker or Trading Symbol:	Laureate Education, Inc. [LAUR]

Date of Earliest Transaction Required to be Reported
(Month/Day/Year):	May 6, 2024

Designated Filer:	Ian Kendell Snow

Signature:

Snow Phipps Group, L.P.

/s/ Ian Snow
Name:	Ian Snow
Title:	Managing Member

May 8, 2024

Date

Joint Filer Information

Name of Joint Filer:	SPG Co-Investment, L.P.

Address of Joint Filer:	545 Madison Avenue, 10th Floor
New York, NY 10022

Relationship of Joint Filer to Issuer:	Director

Issuer Name and Ticker or Trading Symbol:	Laureate Education, Inc. [LAUR]

Date of Earliest Transaction Required to be Reported
(Month/Day/Year):	May 6, 2024

Designated Filer:	Ian Kendell Snow

Signature:

SPG Co-Investment, L.P.

/s/ Ian Snow
Name:	Ian Snow
Title:	Managing Member

May 8, 2024

Date

Joint Filer Information

Name of Joint Filer:	Snow Phipps Group (B), L.P.

Address of Joint Filer:	545 Madison Avenue, 10th Floor
New York, NY 10022

Relationship of Joint Filer to Issuer:	Director

Issuer Name and Ticker or Trading Symbol:	Laureate Education, Inc. [LAUR]

Date of Earliest Transaction Required to be Reported
(Month/Day/Year):	May 6, 2024

Designated Filer:	Ian Kendell Snow

Signature:

Snow Phipps Group (B), L.P.

/s/ Ian Snow
Name:	Ian Snow
Title:	Managing Member

May 8, 2024

Date

Joint Filer Information

Name of Joint Filer:	Snow Phipps Group (Offshore), L.P.

Address of Joint Filer:	545 Madison Avenue, 10th Floor
New York, NY 10022

Relationship of Joint Filer to Issuer:	Director

Issuer Name and Ticker or Trading Symbol:	Laureate Education, Inc. [LAUR]

Date of Earliest Transaction Required to be Reported
(Month/Day/Year):	May 6, 2024

Designated Filer:	Ian Kendell Snow

Signature:

Snow Phipps Group (Offshore), L.P.

/s/ Ian Snow
Name:	Ian Snow
Title:	Managing Member

May 8, 2024

Date

Joint Filer Information

Name of Joint Filer:	Snow Phipps Group (RPV), L.P.

Address of Joint Filer:	545 Madison Avenue, 10th Floor
New York, NY 10022

Relationship of Joint Filer to Issuer:	Director

Issuer Name and Ticker or Trading Symbol:	Laureate Education, Inc. [LAUR]

Date of Earliest Transaction Required to be Reported
(Month/Day/Year):	May 6, 2024

Designated Filer:	Ian Kendell Snow

Signature:

Snow Phipps Group (RPV), L.P.

/s/ Ian Snow
Name:	Ian Snow
Title:	Managing Member

May 8, 2024

Date

Joint Filer Information

Name of Joint Filer:	Ian Snow

Address of Joint Filer:	545 Madison Avenue, 10th Floor
New York, NY 10022

Relationship of Joint Filer to Issuer:	Director

Issuer Name and Ticker or Trading Symbol:	Laureate Education, Inc. [LAUR]

Date of Earliest Transaction Required to be Reported
(Month/Day/Year):	May 6, 2024

Designated Filer:	Ian Kendell Snow

Signature:

Ian Snow

/s/ Ian Snow
Name:	Ian Snow

May 8, 2024

Date

Joint Filer Information

Name of Joint Filer:	Snow Phipps Group, LLC

Address of Joint Filer:	545 Madison Avenue, 10th Floor
New York, NY 10022

Relationship of Joint Filer to Issuer:	Director

Issuer Name and Ticker or Trading Symbol:	Laureate Education, Inc. [LAUR]

Date of Earliest Transaction Required to be Reported
(Month/Day/Year):	May 6, 2024

Designated Filer:	Ian Kendell Snow

Signature:

Snow Phipps Group, LLC

/s/ Ian Snow
Name:	Ian Snow
Title:	Managing Member

May 8, 2024

Date